UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 10, 2017
Earliest Event Date requiring this Report:  March 14, 2017

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)
(954) 570-8889, Ext. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Chief Executive Officer Stewart Wallach of Capstone Companies, Inc., a Florida corporation, ("Company") intends to give an investor and financial presentation on the Company at the 29th Annual ROTH Investor Conference on Tuesday, March 14th, 2017.  The conference is to be held at the Ritz Carlton Hotel in Dana Point, California.  The proposed presentation to be given by Mr. Wallach is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 hereto is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 hereto will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended,  unless specifically identified therein as being incorporated therein by reference.

Non GAAP Financial Information. Exhibit 99.1 to this Current Report on Form 8-K contains certain financial information that is considered "non-GAAP financial measures" as defined in the SEC rules. Exhibit 99.1 to this Current Report on Form 8-K also contains the reasons why Company's management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding Company's results of operations and, to the extent material, a statement disclosing any other additional purposes for which Company's management uses the non-GAAP financial measures.

Company believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way Company management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. The Company's non-GAAP financial information does not represent a comprehensive basis of accounting.

Company has  not reconciled expected Adjusted EBITDA to net income or Adjusted EPS to earnings per share in Exhibit 99.1 hereto because Company has not finalized our calculations of several factors necessary to provide the reconciliations, including net income, interest expense and income tax expense. Certain items that impact net income and other reconciling metrics are out of Company control and/or cannot be reasonably predicted at this time.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Investor Presentation by Stewart Wallach, Chief Executive Officer, dated March 14, 2017, and presented at the 29th Annual ROTH Investor Conference.*

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   March 10, 2017

By: /s/ James McClinton
Chief Financial Officer